Exhibit 32

CERTIFICATION PURSUANT
TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ISCO International, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GORDON REICHARD, JR.	/s/ FRANK CESARIO

Gordon Reichard, Jr. Chief Executive Officer March 28, 2008	Frank Cesario Chief Financial Officer March 28, 2008